UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2019
 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.
Item 7.01    Regulation FD Disclosure.
On July 19, 2019, Regions Financial Corporation (“Regions”) will issue a press release announcing its preliminary results of operations for the quarter ended June 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1. Supplemental financial information for the quarter ended June 30, 2019 is attached as Exhibit 99.2. Executives from Regions will review the results via teleconference and live audio webcast at 11 a.m. Eastern time on July 19, 2019. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.3. All of the attached exhibits are incorporated herein by reference and may also be found on Regions' website at www.regions.com. An archived webcast of the teleconference will be available for a limited time on the Investor Relations page of that website.

In accordance with general instruction B.2 of Form 8-K, this information shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, except for Exhibit 99.3, which is being furnished and shall not be deemed filed.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.     Description of Exhibit

99.1	Press Release dated July 19, 2019.
99.2	Supplemental Financial Information for the Quarter Ended June 30, 2019.
99.3	Visual Presentation of July 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hope D. Mehlman
Name:	Hope D. Mehlman
Title:	Executive Vice President, Chief Governance Officer and Assistant Corporate Secretary

 Date: July 18, 2019